EXHIBIT 32 - CEO AND CFO CERTIFICATION

Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OBN Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 13, 2005                   By: /s/ ROGER NEAL SMITH
                                           -------------------------------------
                                           Roger Neal Smith
                                           Chief Executive Officer



Dated:  May 13, 2005                   By: /s/ LARRY TAYLOR
                                           -------------------------------------
                                           Larry Taylor
                                           Chief Financial Officer

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